                                       [LOGO]

                                  THE STATE OF TEXAS

                                  SECRETARY OF STATE
    IT IS HEREBY CERTIFIED that the attached is/are true and correct copies of the following described document(s) on file in this office:

                           CAPROCK TELECOMMUNICATIONS CORP.
                        FORMERLY: CAPROCK COMMUNICATIONS CORP.
                                   FILE NO. 1180758

ARTICLES OF INCORPORATION                                       JANUARY 30, 1991
ASSUMED NAME CERTIFICATE                                        OCTOBER 25, 1993
CHANGE OF REGISTERED OFFICE AND/OR AGENT                        OCTOBER 25, 1993
FORFEITURE                                                     FEBRUARY 15, 1994
REINSTATEMENT                                                     MARCH 10, 1994
ASSUMED NAME CERTIFICATE                                          APRIL 25, 1994
CHANGE OF REGISTERED OFFICE AND/OR AGENT                            MAY 27, 1994
ARTICLES OF AMENDMENT                                          NOVEMBER 14, 1994
CHANGE OF REGISTERED OFFICE AND/OR AGENT                       NOVEMBER 12, 1996
ARTICLES OF AMENDMENT                                            OCTOBER 2, 1997

IT IS HEREBY FURTHER CERTIFIED THAT THE RECORDS OF THIS OFFICE REVEAL THE SUBSEQUENT FILING OF AN AMENDMENT WHICH WAS FILED ON JUNE 18, 1998. A COPY OF THE DOCUMENT IS UNAVAILABLE AT THIS TIME BECAUSE IT IS BEING PROCESSED FOR PERMANENT RETENTION AS A PUBLIC RECORD.

                         IN TESTIMONY WHEREOF, I HAVE HEREUNTO
[SEAL OF TEXAS]          SIGNED BY NAME OFFICIALLY AND CAUSED TO BE IMPRESSED
                         HEREON THE SEAL OF STATE AT MY OFFICE IN THE CITY OF
                         AUSTIN, ON JULY 14, 1998



                                              /s/ Alberto R. Gonzales
                                          -----------------------------------
                                                  Alberto R. Gonzales
                                                   Secretary of State

                              ARTICLES OF INCORPORATION

                                          OF

                             Synergy Telemanagement, Inc.

     The undersigned natural person of the age of eighteen (18) years or more, acting as a incorporator of a corporation under the Texas Business Corporation Act, hereby adopts the following Articles of Incorporation for such corporation:

                                  ARTICLE ONE - NAME

     The name of the corporation is Synergy Telemanagement, Inc.

                                ARTICLE TWO - DURATION

     The period of its duration is perpetual.

                               ARTICLE THREE - PURPOSE

     The purpose or purposes for which this corporation is organized, subject to the provisions of Part Four of the Texas Miscellaneous Corporation Law Act, are: to buy, sell, lease and deal in services, personal property and real property of every nature and description, and to transact any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                            ARTICLE FOUR - SHARES

     The aggregate number of shares which the corporation has authority to issue is One Hundred Thousand (100,000) shares


                                     (1)
of One Dollar ($1.00) par value per share. The shares are designated as common stock and have identical rights and privileges in every respect.

                     ARTICLE FIVE - NONCUMULATIVE VOTING

     Director(s) shall be elected by majority vote. No shareholder of this corporation shall have the right to cumulate his, her or its votes.

                    ARTICLE SIX - COMMENCEMENT OF BUSINESS

     The corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000), consisting of money, labor done, or property actually received.

                 ARTICLE SEVEN - REGISTERED OFFICE AND AGENT

     The post office address of the initial registered office of the corporation and the name of its initial registered agent at such address are:

                       Tim Terrell
                       14565 Tamerisk
                       Farmers Branch, TX 75234

                     ARTICLE EIGHT - INITIAL DIRECTOR(S)

     The number of director(s) constituting the initial Board of Directors is three (3) and the name(s) and address(es) of the person(s) who shall serve as director(s) until the first

                                     (2)
annual meeting of the shareholders, or until a successor or successors are elected and qualified are:

     Tim Terrell                 14565 Tamerisk
                                 Farmers Branch, TX 75234

     Tim Rogers                  1208 Thorean Ln.
                                 Allen, TX  75002

     Scott Roberts               2604 Winding Creek
                                 Carrollton, TX  75007


                         ARTICLE NINE - INCORPORATOR

     The name and address of the incorporator is:

                    Dennis L. Baker
                    3636 N. MacArthur Blvd.,
                    Suite 120
                    Irving, TX 75062

     IN WITNESS WHEREOF, I have hereunto set my hand this the 29th day of January, 1991.

                                                   /s/ Dennis L. Baker
                                                 -------------------------------
                                                 Dennis L. Baker

STATE OF TEXAS        )

COUNTY OF DALLAS      )

     I, the undersigned Notary Public, do hereby certify that on the 29th day of January, 1991, personally appeared Dennis L. Baker, who, being by me duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements contained therein are true.

                                              /s/ Marla Ruth Carter
[SEAL OF NOTARY]                              ----------------------------------
                                              Notary Public in and for
                                              State of Texas

My Commission Expires:                        Notary's Name Printed:

       7-24-91                                  Marla Ruth Carter
----------------------                        ----------------------------------


                                      (3)

                           ASSUMED NAME CERTIFICATE FOR AN
                         INCORPORATED BUSINESS OR PROFESSION


1. The assumed name under which the business or professional service is or is to be conducted or rendered is NTS Communications - Dallas.

2. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is Synergy
     Telemanagement, Inc., and the charter number or certificate of authority number, if any is 01180758.

3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas and the address of its registered or similar office in that jurisdiction is 17103 Preston Road, Suite 190, Dallas, Texas 75248.

4. The period not to exceed ten years, during which the assumed name will be used is Ten Years.

5. The corporation is a (circle one) BUSINESS CORPORATION, non-profit corporation, professional association or other type of corporation, (specify) _________, or other type of incorporated business, professional or other association or legal entity (specify) ________.

6. The corporation is required to maintain a registered office in Texas, the address of the registered office is 17103 Preston Road Suite 190, Dallas, Tx 75248, the name of its registered agent at such address is Timothy Terrell. The address of the principal office (if not the same as the registered office) is _____________________________________.

7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "all" or "all except") All.

                                   SYNERGY TELEMANAGEMENT, INC.

                               By: /s/ Tim Terrell
                                   ------------------------------
                               Title:  Treasurer
                                     ---------------------------


     Before me on this 6th day of October, 1993, personally appeared Tim Terrell the Treasurer of NTS a Corporation and acknowledged to me that he/she executed the foregoing certificate for the purposes therein expressed.

                                      /s/ Carolyn Stuart
                                    --------------------------------------------
                                      Notary Public in and for State of Texas


     My Commission Expires:                  Notary's Name Printed:

                                                 CAROLYN STUART
---------------------               --------------------------------------------


[SEAL OF NOTARY]

                       STATEMENT OF CHANGE OF REGISTERED OFFICE
                            OR REGISTERED AGENT OR BOTH BY
                                    A CORPORATION

1.   The name of the corporation is SYNERGY TELEMANAGEMENT, INC.
                                    ----------------------------

     The corporation's charter number is 01180758-0
                                         -----------------------

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).

               14565 Tamerisk
     --------------------------------------
               Farmers Branch, TX 75234
     --------------------------------------

3.   A.   The address of the NEW registered office is: (Please
      --- provide street address, city, state and zip code. The address must be in Texas.)

               17103 Preston Rd., Suite 190
     --------------------------------------
               Dallas, TX  75248
     --------------------------------------

OR   B.    The registered office address will not change.
       ---

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is TIMOTHY TERRELL.

5.   A.    The name of the NEW registered agent is ___________________________.
       ---

OR   B. XX  The registered agent will not change.
       ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                       (Profit corporations may select A or B)
                   (Non-Profit corporations may select A, B, or C)

     A.    The board of directors; OR
       ---
     B. XX An officer of the corporation so authorized by the board of --- directors; OR
     C.---The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

                                    /s/ TIMOTHY W. ROGERS
                              _________________________________
                                   An Authorized Officer

        Please submit this form IN DUPLICATE with the appropriate filing fee.
             PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

                                  SECRETARY OF STATE
                                     AUSTIN, TEXAS

     DETERMINATION OF FORFEITURE PURSUANT TO SECTION 171.309, TEXAS TAX CODE ANNOTATED

     CAME TO BE CONSIDERED ON THE DATE SHOWN HEREON, FORFEITURE OF THE CHARTER OR CERTIFICATE OF AUTHORITY OF THE FOLLOWING CORPORATION; THE SECRETARY OF STATE FINDS AND DETERMINES THE FOLLOWING:

                                   CORPORATION NAME

SYNERGY TELEMANAGEMENT, INC.

                                                 CERTIFICATE/CHARTER
     CHARTER NO.-TYPE   [ILLEGIBLE] FORFEITED         FORFEITED
        1180758-0             08/16/1993              02/15/1994

     THAT THE COMPTROLLER OF PUBLIC ACCOUNTS HAS NOTIFIED THIS OFFICE THAT SAID CORPORATION HAS FAILED TO FILE A CURRENT YEAR FRANCHISE TAX REPORT TO ESTABLISH THE EXISTENCE OF ASSETS FROM WHICH A JUDGEMENT FOR THE FRANCHISE TAXES, PENALTIES AND COURT COSTS MAY BE SATISFIED.
     THAT THE COMPTROLLER OF PUBLIC ACCOUNTS HAS FURTHER STATED THAT THE SAID CORPORATION HAS FAILED OR REFUSED TO REVIVE ITS RIGHT TO DO BUSINESS.

     IT IS THEREFORE ORDERED THAT THE CHARTER OR CERTIFICATE OF AUTHORITY OF THE ABOVE NAMED CORPORATION BE AND THE SAME IS HEREBY FORFEITED WITHOUT JUDICIAL ASCERTAINMENT AND MADE NULL AND VOID, AND THAT THE PROPER ENTRY BE MADE UPON THE PERMANENT FILES AND RECORDS OF SUCH CORPORATION TO SHOW SUCH FORFEITURE AS OF THE DATE HEREOF.

                          APPLICATION FOR REINSTATEMENT AND
                    REQUEST TO SET ASIDE REVOCATION OR FORFEITURE

Name of organization     Synergy Telemanagement, Inc.
                     -----------------------------------

File No.    01180758       Taxpayer Id. No.  1-75-2361414-1
        ------------------                  ----------------

     WHEREAS, the organization named above was forfeited or the certificate of
     authority for the organization revoked on    02-15-94        for:
                                               --------------
(check one)

     1.         failure to maintain a registered agent, or
        ------

     2.         failure to pay state franchise tax, or
        ------

     3.    X    (other) Franchise Tax Report not filed
        ------- Public Information Report not filed

WHEREAS, the organization has corrected the default noted above and has paid all fees, taxes, and penalties due;

NOW THEREFORE, the organization hereby applies for reinstatement of its articles or certificate of authority, and requests that the secretary of state set aside the forfeiture of revocation of its articles or certificate of authority.

                              By:  /s/ Timothy W. Rogers       Pres.
                                  -----------------------------------------
                                       (signature)           (title)

     [FRANCHISE TAXES PAID THRU 05/16/94]

     INSTRUCTIONS FOR FILING APPLICATION FOR REINSTATEMENT

1. CORPORATIONS - An application for reinstatement by a corporation forfeited for failure to pay state franchise tax must be signed by an officer, director or shareholder of the corporation. All other applications must be signed by an officer or director of the corporation. LIMITED LIABILITY COMPANIES - An application for reinstatement for a limited liability company must be signed by a manager or member of the limited liability company.

     PRIOR TO SIGNING, PLEASE READ THE STATEMENTS ON THIS FORM CAREFULLY. A PERSON COMMITS AN OFFENSE UNDER THE TEXAS BUSINESS CORPORATION ACT, THE TEXAS LIMITED LIABILITY COMPANY ACT OR THE TEXAS NON-PROFIT CORPORATION ACT IF THE PERSON SIGNS A DOCUMENT THE PERSON KNOWS IS FALSE IN ANY MATERIAL RESPECT WITH THE INTENT THAT THE DOCUMENT BE DELIVERED TO THE SECRETARY OF STATE FOR FILING. THE OFFENSE IS A CLASS A MISDEMEANOR.

2.   Submit two copies of the application.

3. The filing fee for an application for reinstatement of a corporation following a tax forfeiture is $75.00. The filing fee for reinstatement of a corporation following a non-tax forfeiture is $50.00. The filing fee for a Texas limited liability company is $10.00. The filing fee for a foreign limited liability company is $50.00.

     Non-profit corporations are assessed a filing fee of $25.00 for non-tax reinstatements. No fee is required for non- profit corporations forfeited for tax reasons.

[SEAL]                       ASSUMED NAME CERTIFICATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application or comparable document is Synergy Telemanagement, Inc. .

2. The assumed name under which the business or professional service is or is to be conducted or rendered is Caprock Communications, Inc.

3.   The state, country, or other jurisdiction under the laws of which it was
     incorporated, organized or associated is Texas    , and the
     address of its registered or similar office in that jurisdiction is 17103 Preston Rd. #190, Lock Box 121, Dallas, Tx 75248.

4. The period, not to exceed 10 years, during which the assumed name will be used is 10 yrs.

5. The entity is a (circle one) BUSINESS CORPORATION, non-profit corporation, professional corporation, professional association, limited liability company, limited partnership, registered limited liability partnership or some other type of incorporated business, professional or other association (specify)

     ---------------------------------------------------------------------

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 17103 Preston Rd. #190, Lock Box 121 Dallas, Tx. 75248 and the name of its registered agent at such address is Timothy W. Rogers. The address of the principal office (if not the same as the registered office) is Same.

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ______________________ and the office address elsewhere is ____________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT"):
          All   .

        (Certificate must be executed and notarized on the back of this form.)

                                      /s/ TIMOTHY W. ROGERS
                                 -------------------------------------------
                                 SIGNATURE OF OFFICER, GENERAL PARTNER,
                                 MANAGER, REPRESENTATIVE OR ATTORNEY-IN-FACT
                                 OF THE ENTITY

BEFORE ME ON THIE 21  DAY OF  APRIL, 1994, PERSONALLY APPEARED
TIMOTHY W. ROGERS  AND ACKNOWLEDGED TO ME THAT  _____  HE
EXECUTED THE FOREGOING CERTIFICATE FOR THE PURPOSES THEREIN EXPRESSED.

                                       /s/ CAROLYN STUART
[NOTARY SEAL]                    --------------------------------------------
                                   Notary Public, State of Texas

             INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE

1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, articles of organization, certificate of limited partnership or application, must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.

2. The information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information on file with this office, you may contact our corporate information unit at (512) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this information.

3. A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

4. For purposes of filing with the secretary of state, the assumed name registrant should submit an originally executed assumed name certificate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporations Section, P.O. Box 13697, Austin, Texas 78711-3697. The phone number is (512) 463-5582, TDD: (800) 735-2989,
    FAX: (512) 463-5709.

5. All assumed name certificates to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.

6. Whenever an event occurs that causes the information in the assumed name certificate to become materially misleading (eg. change of registered agent/office or a change of name), a new certificate must be filed within 60 days after the occurrence of the events which necessitate the filing.

7. A registrant that ceases to transact business or render professional services under an assumed name for which a certificate has been filed may file an abandonment of use pursuant to the Texas Business and Commerce Code, Section 36.14. Forms for this purposes are available from this office.

[SEAL]                 STATEMENT OF CHANGE OF REGISTERED OFFICE
                            OR REGISTERED AGENT OR BOTH BY
                                    A CORPORATION

1.   The name of the corporation is Synergy Telemanagement, Inc.
                                   ---------------------------------------------
     The corporation's charter number is  01180758-0

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).

     17103 Preston Road Suite 190, Lock Box 121
     ---------------------------------------------------------------------------
     Dallas, Texas  75249
     ---------------------------------------------------------------------------

3.   A.     The address of the NEW registered office is: (Please
       ---- provide street address, city, state and zip code. The address must be in Texas.)
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

OR   B  X   The registered office address will not change.
       ----

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Tim Terrell
                           -----------------------------------------------------

5.   A. X   The name of the NEW registered agent is  Tim Rogers
       ----                                        -----------------------------

OR   B.     The registered agent will not change.
       ----

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:
                        (Profit corporations may select A or B)
                   (Non-Profit corporations may select A, B, or C)

     A.        The board of directors; OR
        ----
     B. X      An officer of the corporation so authorized by the board of
        ----   directors; OR
     C.        The members of the corporation in whom management of the
        ----   corporation is vested pursuant to article 2.14C of the Texas
               Non-Profit Corporation Act.

                                 /s/ Tim Rogers
                              ----------------------------------------
                                 An Authorized Officer

        Please submit this form IN DUPLICATE with the appropriate filing fee.
             PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

                               ARTICLES OF AMENDMENT TO
                             ARTICLES OF INCORPORATION OF
                            SYNERGY TELEMANAGEMENT, INC.

     Pursuant to the provisions or Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation of Synergy Telemanagement, Inc.

                                     ARTICLE ONE

     The name of the corporation is Synergy Telemanagement, Inc.

                                     ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on October 26, 1994. The amendment alters Article One of the Original Articles of Incorporation to read as follows:

     "The name of the corporation is CapRock Communications Corp."

                                    ARTICLE THREE

     The number of shares of common stock of the corporation outstanding at the time of the adoption was 3,996, and the number of shares entitled to vote on the amendment was 3,996.

                                     ARTICLE FOUR

     The number of shares that voted for the amendment was 3,996; and the number of shares that voted against the amendment was 0.

     Dated: October 26, 1994.

                         SYNERGY TELEMANAGEMENT INC.


                         By:   /s/ Jere W. Thompson, Jr.
                             ---------------------------------
                              Jere W. Thompson, President

SECRETARY OF STATE
CORPORATIONS SECTION                   [SEAL]
P.O. Box 13697
Austin, Texas 78711-3697

                     STATEMENT OF CHANGE OF REGISTERED OFFICE OR
                      REGISTERED AGENT OR BOTH BY A CORPORATION,
                   LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.   The name of the entity is  CapRock Communications Corporation
                              --------------------------------------------------

     The entity's charter/certificate of authority/file number is 1180758-00.

2. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 17103 Preston Road, Suite 190, Dallas, Texas
                                 -----------------------------------------------
     75252 .
     ---------------------------------------------------------------------------

3.   A  X      The address of the NEW registered office is: (Please provide
       ----    street address, city, state and zip code. The address must be in
               Texas.)
      13455 Noel Road, Suite 1925, LB 46, Dallas, Texas, 75240
     ---------------------------------------------------------------------------
OR   B.        The registered office address will not change.
       ----

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is TIM ROGERS .
                                ------------------------------------------------

5.   A.        The name of the NEW registered agent is
       ----                                             ---------------------.
OR   B. X      The registered agent will not change.
       ----

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.


7.   The changes shown above were authorized by:
     Business Corporations may SELECT A OR B           Limited Liability Companies may SELECT D OR E
     Non-Profit Corporations may SELECT A, B, OR C     Limited Partnerships SELECT F

     A.   The board of directors; OR
       --
     B. X An officer of the corporation so authorized by the board of directors; OR
       --
     C.   The members of the corporation in whom management of the corporation
       -- is vested pursuant to article 2.14C of the Texas Non-Profit
          Corporation Act.
     D.   Its members
       --
     E.   Its managers
       --
     F.   The limited partnership
       --


                                   /s/ Tim Rogers
                                ----------------------------------------
                                (Authorized Officer of Corporation)
                                (Authorized Member or Manager of LLC)
                                (General Partner of Limited Partnership)

                             ARTICLES OF AMENDMENT
                       TO ARTICLES OF INCORPORATION OF
                         CAPROCK COMMUNICATIONS CORP.

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                  ARTICLE 1

     The name of the Corporation is CapRock Communications Corp.

                                  ARTICLE 2

     The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation as of September 30, 1997;

     1. This amendment alters ARTICLE FOUR of the Articles of Incorporation to read as follows:

                            "ARTICLES FOUR -- SHARES

         The aggregate number of shares to which the Corporation has authorized to issue is One Hundred Million (100,000,000) shares with no par value. The shares are designated as Common Stock and have identical rights and privileges in every respect."

     2. This amendment adds a new ARTICLE TEN to the Articles of Incorporation to read as follows:

         "ARTICLE TEN -- SHAREHOLDER CONSENT ELECTION

         It is hereby provided that, in accordance with Article 9.10A of the Texas Business Corporation Act, any action required to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents, in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted."

                             ARTICLE 3

     This amendment does not change the existing amount of stated capital of the corporation. Pursuant to this amendment all holders of shares of Common Stock having a par value of $1.00 shall have their shares exchanged, effective as of the filing of this amendment, for an equal number of shares of Common Stock having no par value.

                              ARTICLE 4

     The number of shares of the Corporation outstanding at the time of the adoption was 4297, all of which were of one class; and the number of shares entitled to vote on this amendment was 4297.

                              ARTICLE 5

     The holders of all of the shares outstanding and entitled to vote on this amendment have signed a consent in writing pursuant to Article 9.10 adopting this amendment and any written notice required by Article 9.10 has been given.

DATED:       September 30          , 1997.
      -----------------------------


                                      CAPROCK COMMUNICATIONS CORP.

                                      By:    /s/  Jere Thompson, Jr.
                                         -----------------------------

                                           Its      President
                                              ------------------------

                                  THE STATE OF TEXAS

                                  SECRETARY OF STATE
                               CERTIFICATE OF AMENDMENT
                                          OF

                           CAPROCK TELECOMMUNICATIONS CORP.
                        FORMERLY: CAPROCK COMMUNICATIONS CORP.
                                CHARTER NO. 1180758-0

The undersigned, as Secretary of State of Texas, hereby certifies that the attached Articles of Amendment for the above named entity have been received in this office and are found to conform to law.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Amendment.

Dated:         June 18, 1998

Effective:     June 18, 1998

                                  /s/ Alberto R. Gonzales
                                -------------------------------------
                                  Alberto R. Gonzales
                                  Secretary of State

[SEAL]

                                THE STATE OF TEXAS
                                SECRETARY OF STATE

                           CERTIFICATE OF RESERVATION OF

                                 CORPORATE NAME OF

                       CAPROCK TELECOMMUNICATIONS CORPORATION

     THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS,
HEREBY CERTIFIES THAT THE ABOVE CORPORATE NAME HAS BEEN RESERVED IN THIS OFFICE FOR THE EXCLUSIVE USE OF

                            MUNSCH HARDT KOPF HARR & DINAN

FOR A PERIOD OF ONE HUNDRED TWENTY DAYS, PURSUANT TO THE PROVISIONS OF
ARTICLE 2.06 OF THE TEXAS BUSINESS CORPORATION ACT.

     THIS NAME RESERVATION DOES NOT AUTHORIZE THE USE OF A NAME IN THIS STATE IN VIOLATION OF THE RIGHTS OF ANOTHER UNDER THE FEDERAL TRADEMARK ACT OF 1946, THE TEXAS TRADEMARK LAW, THE ASSUMED BUSINESS OR PROFESSIONAL NAME ACT OR THE COMMON LAW.

DATED APR. 27, 1998


[SEAL]                          /s/ Alberto R Gonzales
                               ----------------------------------------------
                                  Alberto R Gonzales, Secretary of State

                          ARTICLES OF AMENDMENT
                    TO THE ARTICLES OF INCORPORATION
                                  OF
                      CAPROCK COMMUNICATIONS CORP.
                         (the "Corporation")

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the Corporation adopts the following Articles of Amendment to its Articles of Incorporation.

                              ARTICLE ONE

     The name of the Corporation is CapRock Communications Corp.

                              ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation on May 1, 1998, so as to amend the name of the Corporation. Article 1 of the Articles of Incorporation is hereby amended to read in its entirety as follows;

     "The name of the Corporation is CapRock Telecommunications Corp."

                              ARTICLE THREE

     The number of shares of the Corporation outstanding at the time of such adoption was 10,398,954, and the number of shares entitled to vote thereon was 10,398,954.

                               ARTICLE FOUR

     The holders of all shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment and any written notice required by Article 9.10 has been given.

                               ARTICLE FIVE

     The amendment does not involve any exchange, reclassification or cancellation of issued shares of the Corporation.

                               ARTICLE SIX

     The amendment does not effect a change in the amount of stated capital of the Corporation.

Dated May 31 , 1998


                         CAPROCK COMMUNICATIONS CORP.
                         a Texas Corporation

                         By:      /s/ Jere Thompson
                              ---------------------------------------
                         Its:    Chief Executive Financial Officer
                              ---------------------------------------


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